     As filed with the Securities and Exchange Commission on March 19, 1999

                                                           Registration No. 333-

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                    THQ INC.
             (Exact Name of Registrant as Specified in Its Charter)

            Delaware                                             13-3541686
  (State or Other Jurisdiction                                (I.R.S. Employer
of Incorporation or Organization)                            Identification No.)

                          5016 North Parkway Calabasas
                           Calabasas, California 91302
             (Address of Principal Executive Offices with Zip Code)

                         THQ INC. 1997 STOCK OPTION PLAN
                              (Full Title of Plan)

                                BRIAN J. FARRELL
                      President and Chief Executive Officer
                                    THQ Inc.
                          5016 North Parkway Calabasas
                           Calabasas, California 91302
                                 (818) 591-1310
                      (Name, Address and Telephone Number,
                   including Area Code, of Agent For Service)

                                   Copies to:

                             KENNETH H. LEVIN, Esq.
                                 Sidley & Austin
                              555 West Fifth Street
                          Los Angeles, California 90013

                         CALCULATION OF REGISTRATION FEE

===============================================================================================
                                                              PROPOSED
                                                               MAXIMUM
     TITLE OF                           PROPOSED MAXIMUM      AGGREGATE          AMOUNT OF
 SECURITIES TO BE      AMOUNT TO BE      OFFERING PRICE        OFFERING        REGISTRATION
    REGISTERED          REGISTERED        PER SHARE(1)         PRICE(1)           FEE(1)
-----------------------------------------------------------------------------------------------
   Common Stock,
  $0.01 par value     450,000 shares         $19.8125         $8,915,625         $2,478.54
===============================================================================================

(1) Estimated solely for the purpose of calculating the registration fee and, pursuant to Rules 457(h)(1) and 457(c) under the Securities Act of 1993, as amended, based upon the exercise price of $19.8125, the average of the high and low prices of the above described shares on the NASDAQ National Market System on March 17, 1999 as reported by the National Association of Securities Dealers Automated Quotation System.



        Pursuant to General Instruction E to Form S-8, this registration incorporates by reference the contents of the Registration Statement on Form S-8
(File Nos. 333-30655) filed by THQ Inc. (the "Company" or the "Registrant") with the Securities and Exchange Commission (the "Commission") on July 2, 1997.

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 8. EXHIBITS

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
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       Exhibit
       Number   Description of Exhibit
--------------------------------------------------------------------------------
        4.1     Certificate of Incorporation (Filed as Exhibit 3.1 to the
                Company's Registration Statement on Form S- 3 (File No
                333-32221) (the "Form S-3"), and incorporated herein by
                reference).

        4.2 Amendment to Certificate of Incorporation (Filed as Exhibit 3.2 to the Form S-3, and incorporated herein by reference).

        4.3     Amended and Restated Bylaws (Filed as Exhibit 3.3 to the
                Company's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1998 and incorporated herein by reference).

        4.4*    THQ Inc. Amended and Restated 1997 Stock Option Plan .

        4.5*    Form of Stock Option Agreement for THQ Inc. 1997 Amended and
                Restated Stock Option Plan.

        5*      Opinion of Sidley & Austin.

       23.1*    Consent of Deloitte & Touche LLP.

       23.2*    Consent of Sidley & Austin (Included in Exhibit 5).

       24.1*    Powers of Attorney (Set forth on the signature page hereto).

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* Filed herewith

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calabasas and State of California on the 1st day of March, 1999.

                                       THQ Inc.

                                       By:  /s/ Brian J. Farrell
                                           -------------------------------------
                                       Brian J. Farrell, President and Chief
                                       Executive Officer

                                POWER OF ATTORNEY

        Each person whose signature to the Registration Statement appears below hereby appoints Brian J. Farrell and Fred A. Gysi, and each of them, his attorneys-in-fact, with full power of substitution and resubstitution, to execute in the name and on behalf of such person, individually and in the capacity stated below, and to file, all amendments to this Registration Statement, which amendments may make such changes in and additions to this Registration Statement as such attorneys-in-fact may deem necessary or appropriate.

        Pursuant to the requirement of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


Signature                         Title                             Date
---------                         -----                             ----


/s/ Brian J. Farrell              Director,   President  and        March 1, 1999
---------------------------       Chief  Executive   Officer
Brian J. Farrell                  (Principal Executive Officer)

/s/ Lawrence Burstein             Director                          February 25, 1999
---------------------------
Lawrence Burstein

/s/ Bruce Jagid                   Director                          March 1, 1999
---------------------------
Bruce Jagid

/s/ Jeffrey C. Lapin              Director                          March 1, 1999
---------------------------
Jeffrey C. Lapin

/s/ L. Michael Haller             Director                          March 1, 1999
---------------------------
L. Michael Haller

/s/ James L. Whims                Director                          March 1, 1999
---------------------------
James L. Whims

/s/ Fred A. Gysi                  Vice President-Finance and        March 1, 1999
---------------------------       Administration, Chief
Fred A. Gysi                      Financial Officer and
                                  Secretary (Principal Financial
                                  Officer and Principal
                                  Accounting Officer)

--------------------------------------------------------------------------------
       Exhibit
       Number   Description of Exhibit
--------------------------------------------------------------------------------
        4.1     Certificate of Incorporation (Filed as Exhibit 3.1 to the
                Company's Registration Statement on Form S- 3 (File No
                333-32221) (the "Form S-3"), and incorporated herein by
                reference).

        4.2 Amendment to Certificate of Incorporation (Filed as Exhibit 3.2 to the Form S-3, and incorporated herein by reference).

        4.3     Amended and Restated Bylaws (Filed as Exhibit 3.3 to the
                Company's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1998 and incorporated herein by reference).

        4.4*    THQ Inc. Amended and Restated 1997 Stock Option Plan.

        4.5*    Form of Stock Option Agreement for THQ Inc. 1997 Amended and
                Restated Stock Option Plan.

        5* Opinion of Sidley & Austin regarding the validity of the securities being registered.

       23.1*    Consent of Deloitte & Touche LLP.

       23.2*    Consent of Sidley & Austin, incorporated by reference to
                Exhibit 5.

       24.1*    Powers of Attorney (included on signature page)

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*Filed herewith